SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


           DELAWARE                      0-26483                94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)


             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000


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Item 5. Other Events.

On December 16, 2002, VaxGen, Inc. announced today that the U.S. Food and Drug Administration has designated HIV/AIDS vaccine candidates, AIDSVAX B/B and AIDSVAX B/E, Fast Track Products for the prevention of HIV infection. The Fast Track designation will enable rapid regulatory review of AIDSVAX.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.


    EXHIBIT     DESCRIPTION

    99.1        Press Release issued December 16, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VaxGen, Inc.
                                                 (Registrant)

Dated: December 16, 2002                         By: /s/ Carter A. Lee
                                                     -----------------
                                                     Carter A. Lee
                                                     Senior Vice President
                                                     Finance & Administration


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                                  EXHIBIT INDEX


EXHIBIT No.     DESCRIPTION

   99.1         Press Release issued December 16, 2002.